ADVANCED SERIES TRUST

AST Global Bond Portfolio

AST High Yield Portfolio

Supplement dated December 18, 2024 to the

Summary Prospectuses, Prospectus and Statement of Additional Information, each dated May 1, 2024

This supplement should be read in conjunction with the currently effective Advanced Series Trust (the Trust) Prospectus and Statement of Additional Information (SAI), and the Summary Prospectus for each of the AST Global Bond Portfolio and AST High Yield Portfolio (the Portfolios or the Target Portfolios), and should be retained for future reference. The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

At a meeting of the shareholders of each Target Portfolio held on December 18, 2024, shareholders of each of the Target Portfolios approved the reorganization of such Target Portfolio into the AST Core Fixed Income Portfolio (the Acquiring Portfolio), each a series of the Trust.

Pursuant to each reorganization, the assets and liabilities of each Target Portfolio will be exchanged for shares of the Acquiring Portfolio, and Target Portfolio shareholders will become shareholders of the Acquiring Portfolio. No sales charges will be imposed in connection with the reorganizations. The Acquiring Portfolio shares to be received by Target Portfolio shareholders in each reorganization will be equal in value to the applicable Target Portfolio shares held by such shareholders immediately prior to the applicable reorganization. It is expected that the reorganizations will each be completed on or about February 10, 2025.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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